 EXHIBIT 99.2

LOYAL ENTERPRISES LLC dba SOLAR SITE DESIGN

FINANCIAL STATEMENTS

and

INDEPENDENT AUDITORS’ REPORT

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

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C O N T E N T S

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INDEPENDENT AUDITORS’ REPORT

To the Members of

Loyal Enterprises, LLC

Dba Solar Site Design

We have audited the accompanying regulatory financial statement of Loyal Enterprises, LLC., which comprise balance sheets as of December 31, 2021 and 2020, and the related statements of operations and member’s deficit, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgement, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing and opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Loyal Enterprises, LLC as of December 31, 2021 and 2020, and the results of its operations and cash flows for the years then ended in accordance with auditing standards generally accepted in the United States of America.

Certified Public Accountants

March 15, 2022

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	December 31,	December 31,
	2021	2020

Assets
Current assets
Cash	$ 3,555	$ 1,838
Accounts receivable	15,932	3,622
Total current assets	19,487	5,460

Total assets	$ 19,487	$ 5,460

Liabilities and Members' Deficit

Current liabilities
Accounts payable	$ 5,333	$ 4,068
Accrued interest	9,730	51,007
Accrued expenses	18,348	20,822
Shareholder LOC	30,000	30,000
Notes payable, current portion	-	16,190
Convertible notes payable	-	24,431
Total current liabilities	63,411	146,518

Long term liabilities
Notes payable	20,400	20,400
Total long term liabilities	20,400	20,400

Total liabilities	83,811	166,918

Commitments and contingencies (Note 3)

Members' deficit
Members' deficit	(64,324)	(161,458)
Total members' deficit	(64,324)	(161,458)

Total liabilities and members' deficit	$ 19,487	$ 5,460

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	For the years ended
	December 31,
	2021	2020

Consulting revenue	$ 213,922	$ 102,354
Other revenue	4,021	3,875
Total revenues	217,943	106,229

Operating expenses
General and administrative	77,805	72,998
Legal, consulting and professional fees	29,146	18,373
Management compensation	120,235	91,510
Total operating expenses	227,186	182,881

Loss from operations	(9,243)	(76,652)

Other income (expense)
Interest expense	(13,370)	(11,917)
Other income	41,952	7,000
Total other income (expense)	28,582	(4,917)

Net income (loss)	$ 19,339	$ (81,569)

Members' contributions	77,795	-

Members' deficit - beginning of year	(161,458)	(79,889)

Members' deficit - end of year	$ (64,324)	$ (161,458)

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	For the years ended
	December 31,
	2021	2020
OPERATING ACTIVITIES
Net income (loss)	$ 19,339	$ (81,569)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Gain from forgiveness of notes payable	(41,952)	-
Changes in operating assets and liabilities:
Accounts receivable	(12,310)	(3,622)
Accounts payable	1,265	518
Accrued interest	12,329	11,417
Accrued expenses	(2,474)	(13,438)
NET CASH USED IN OPERATING ACTIVITIES	(23,803)	(86,694)

INVESTING ACTIVITIES
NET CASH USED IN INVESTING ACTIVITIES	-	-

FINANCING ACTIVITIES
Proceeds from issuance of notes payable	25,520	36,590
NET CASH PROVIDED BY FINANCING ACTIVITIES	25,520	36,590

NET DECREASE IN CASH	$ 1,717	$ (50,104)
CASH - BEGINNING OF YEAR	1,838	51,942
CASH - END OF YEAR	$ 3,555	$ 1,838

CASH PAID FOR INCOME TAXES	$ -	$ -
CASH PAID FOR INTEREST	$ 1,041	$ 500

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
Members' contributions to settle convertible note and accrued interest	$ 77,795	$ -

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NOTE 1 – NATURE OF THE ORGANIZATION AND BUSINESS

Loyal Enterprises LLC dba Solar Site Design (the “Company”) was incorporated under the laws of State of Tennessee on February 8, 2013.

The Company provides consulting services on acquisitions and project development tools to customers in the commercial solar industry. The Company’s platform connects highly qualified project opportunities to leading solar construction companies nationwide.

Going Concern

The Company’s financial statements have been prepared assuming that the Company will continue as a going concern and contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has suffered recurring losses from operations and has a net capital deficiency as of December 31, 2021. However, management does not believe these conditions or events to have a significant impact on the Company’s ability to meet its obligations. As detailed in Note 6, the Company was acquired by a public Company with the resources and intent to fund the Company’s ongoing operations.

Management believes the Company’s new sole member possesses sufficient assets to fund and maintain the Company’s operations.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company prepares its financial statements in conformity with generally accepted accounting principles in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents. There were no cash equivalents as of December 31, 2021 and 2020.

The Company maintains its cash balances at financial institutions that are insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC provides coverage of up to $250,000 per depositor, per financial institution, for the aggregate total of depositors' interest and non-interest-bearing accounts. At December 31, 2021, none of the Company's cash balances were in excess of FDIC limits. The Company has not experienced any losses on these accounts and management does not believe that the Company is exposed to any significant risks.

Accounts Receivable

Accounts receivable consists of invoiced and unpaid sales. The Company records an allowance for doubtful accounts to allow for any amounts that may not be recoverable, which is based on an analysis of the Company’s prior collection experience, customer credit worthiness, and current economic trends. Accounts are considered delinquent when payments have not been received within the agreed upon terms and are written off when management determines that collection is not probable. As of December 31, 2021 and 2020, the Company had no allowance for doubtful accounts as management believes the outstanding receivable balance will be collected during the year ending December 31, 2022.

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Revenue Recognition

The Company accounts for revenue in accordance with FASB ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606).

A performance obligation is a promise in a contract to transfer a distinct good or service to the client and is the unit of accounting in Topic 606. A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. For contracts with multiple performance obligations, the Company allocates the contract’s transaction price to each performance obligation based on the relative standalone selling price. While determining relative standalone selling price and identifying separate performance obligations require judgment, generally relative standalone selling prices and the separate performance obligations are readily identifiable as the Company sells those performance obligations unaccompanied by other performance obligations. Contract modifications may occur in the performance of the Company’s contracts. Contracts may be modified to account for changes in the contract specifications, requirements or duration. If a contract modification results in the addition of performance obligations priced at a standalone selling price or if the post-modification services are distinct from the services provided prior to the modification, the modification is accounted for separately. If the modified services are not distinct, they are accounted for as part of the existing contract.

The Company’s revenues are derived from contracts for consulting services. These contracts may have different terms based on the scope, performance obligations and complexity of the engagement, which may require the Company to make judgments and estimates in recognizing revenues.

The Company’s performance obligations are satisfied over time as work progresses or at a point in time (for monthly services/subscriptions). The selection of the method to measure progress towards completion requires judgment and is based on the contract and the nature of the services to be provided.

The Company’s contracts for consulting services are typically less than a year in duration and require the Company to a) assist the client in achieving certain defined milestones for milestone fees or b) provide a series of distinct services each period over the contract term for a pre-determined fee for each period. When contractual billings represent an amount that corresponds directly with the value provided to the client, revenues are recognized as amounts become billable in accordance with contract terms.

Financial Instruments

The Company’s financial instruments include cash and cash equivalents, receivables, payables, and debt and are accounted for under the provisions of ASC Topic 825, “Financial Instruments”. The carrying amount of these financial instruments, with the exception of discounted debt, as reflected in the balance sheets approximates fair value.

Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources are recorded when management assesses that it is probable that a liability has been incurred and the amount can be reasonable estimated.

Income Taxes

The Company is not a taxpaying entity for federal income tax purposes. Accordingly, the Company’s taxable income and deductions are reported by the members on their individual income tax returns. Therefore, no provision for federal income tax has been made by the Company for the years ended December 31, 2021 and 2020. Further, management has determined the state income tax liability to which the Company would be subject for the years ended December 31, 2021 and 2020, would likely be insignificant and, therefore, the Company’s financial statements do not include a provision for state income taxes.

Recently Issued Accounting Standards

During the years ended December 31, 2021 and 2020, there were several new accounting pronouncements issued by the FASB. Each of these pronouncements, as applicable, has been or will be adopted by the Company. Management does not believe the adoption of any of these accounting pronouncements has had or will have a material impact on the Company’s financial statements.

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Subsequent Events

The Company has evaluated all transactions through the date the financial statements were issued for subsequent event disclosure consideration.

NOTE 3 – COMMITMENTS AND CONTINGENCIES

From time to time, the Company may be involved in litigation in the ordinary course of business. The Company is not currently involved in any litigation that the Company believes could have a material adverse effect on its financial condition or results of operations.

NOTE 4 – DEBT

Convertible Note Payable

On October 14, 2013, the Company entered into a $26,682 convertible note agreement with a third party. The note matured on October 14, 2015, and had an initial interest rate of 8.00%, which increased to 34.00% upon default at maturity. The note was convertible, at the holder’s discretion, into equity of the Company upon the occurrence of certain financing, ownership, or default events. Additionally, if the Company received at least an additional $500,000 in financing, the note was automatically convertible into equity at a price per share equal to 80% of the original issue price per share of equity offered in such financing. At December 31, 2020, the principal and interest outstanding totaled $68,723. During December 2021, the holder accepted 139,920 shares of common stock from Triccar, Inc. (Note 6) to settle the outstanding principal and interest, resulting in a members’ contribution of $77,795 being recorded to settle the liability.

Notes Payable

On May 5, 2020, the Company received a $16,190 loan under the Paycheck Protection Program through the Small Business Administration. Interest was deferred for six months, then was at 1.00% until maturity in May 2022. On May 13, 2021, the loan was forgiven.

On May 29, 2020, the Company received a $20,400 Economic Injury Disaster Loan through the Small Business Administration. The note bears interest at 3.75% until maturity in March 2050. The note requires $100 monthly payments beginning in May 2022 until maturity.

On March 17, 2021, the Company received a $25,520 loan under the Paycheck Protection Program through the Small Business Administration. Interest was deferred for six months, then was at 1.00% until maturity in May 2022. On November 2, 2021, the loan was forgiven.

Shareholder Line of Credit

On October 3, 2014, the Company entered into a $30,000 line of credit agreement. The line of credit has no maturity with interest increasing from 8.00% at issuance to 34.00% for the years ending December 31, 2021 and 2020. As of December 31, 2021 and 2020, the outstanding principal and interest related to the line of credit totaled $36,685 and $39,730, respectively.

NOTE 5 – CONCENTRATIONS

During the years ended December 31, 2021 and 2020, a single customer represented approximately 51% and 79% of the Company’s revenues, respectively. This customer went out of business during 2021. Additionally, during the year ended December 31, 2021, a customer represented approximately 30% of the Company’s revenues.

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NOTE 6 – RELATED PARTY TRANSACTIONS

Triccar Exchange Agreement

On December 28, 2021 (“Closing Date”) Triccar Inc. (“TCCR”) entered into an Agreement and Plan of Share Exchange dated as of such date (the “Triccar Exchange Agreement”) with the Company and all of the members of the Company. Pursuant to the Exchange Agreement, TCCR acquired one hundred percent (100%) of the issued and outstanding member units of the Company from the members pursuant to which the Company became a wholly owned subsidiary of the TCCR. In accordance with the terms of the Triccar Exchange Agreement, and in connection with the completion of the acquisition, on the Closing Date TCCR issued 2,200,000 shares of its Class A Common Stock to the Company’s members.

Shareholder Line of Credit

The holder of the line of credit agreement (Note 4) was a minority shareholder in the Company until the Triccar Exchange Agreement.

Management Compensation

During the years ended December 31, 2021 and 2020, the former managing member of the Company received compensation for services provided to the Company totaling $120,235 and $57,414, respectively.

During the year ended December 31, 2020, a former member of the Company received compensation for services provided to the Company totaling $34,096.